Consolidated Balance Sheets (Parentheticals) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Statement of Financial Position [Abstract]
Available-for-sale debt securities, at fair value cost	$ 230,939	$ 249,558
Common stock, par value (in dollars per share)	$ 1	$ 1
Common Stock, authorized (in shares)	15,000,000	15,000,000
Common Stock, issued (in shares)	7,554,893	7,554,893
Treasury stock, shares (in shares)	653,633	566,268
Total lease liabilities, as reported	$ 2,682	$ 1,678